UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 15, 2022

EDGIO, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2220 West 14th Street

Tempe, AZ 85281

(Address, including zip code, of principal executive offices)

(602) 850-5000

(Registrant’s telephone number, including area code)

Limelight Networks, Inc.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.001 per share	EGIO	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, Edgio, Inc., a Delaware corporation (the “Company” or “Edgio”) (formerly known as Limelight Networks, Inc. or “Limelight”), entered into a Stock Purchase Agreement, dated as of March 6, 2022 (the “Purchase Agreement”), with College Parent, L.P., a Delaware limited partnership (together with its wholly-owned subsidiaries other than Edgecast Inc., “College Parent”), pursuant to which the Company acquired all of the outstanding shares of common stock of Edgecast Inc., a California corporation and an indirect, wholly-owned subsidiary of College Parent (“Edgecast”), and certain Edgecast-related businesses and assets as specified in the Purchase Agreement (the “Business Combination”). On June 15, 2022, pursuant to the terms of the Purchase Agreement, the Company completed the Business Combination.

This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 16, 2022, as amended by the Form 8-K/A filed on July 8, 2022 (the “Original Report”), solely to provide the disclosures required by Item 9.01 of Form 8-K that were omitted from the Original Report, including the required financial statements of Edgecast and the required pro forma financial information. Except as otherwise provided herein, this Amendment does not modify or update any other disclosure contained in the Original Report. Such financial information was excluded from the Original Report in reliance on the instructions to such items.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The historical audited combined financial statements of Edgecast as of December 31, 2021 (Successor) and December 31, 2020 (Predecessor) and for period from September 1, 2021 to December 31, 2021 (Successor), period from January 1, 2021 to August 31, 2021 (Predecessor) and the years ended December 31, 2020 (Predecessor) and December 31, 2019 (unaudited) (Predecessor), and the related notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The historical unaudited condensed combined financial statements of Edgecast as of March 31, 2022 (Successor) and December 31, 2021 (Successor) and for the three months ended March 31, 2022 (Successor) and March 31, 2021 (Predecessor), and the related notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of the Company and Edgecast as of March 31, 2022 and the unaudited pro forma condensed combined statements of operation of the Company and Edgecast for the three months ended March 31, 2022 and for the year ended December 31, 2021, and the related notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits:

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Edgecast’s independent auditors

99.1	Audited combined financial statements of Edgecast as of December 31, 2021 (Successor) and December 31, 2020 (Predecessor) and for period from September 1, 2021 to December 31, 2021 (Successor), period from January 1, 2021 to August 31, 2021 (Predecessor) and the years ended December 31, 2020 (Predecessor) and December 31, 2019 (unaudited) (Predecessor), and the related notes thereto

99.2	Unaudited condensed combined financial statements of Edgecast as of March 31, 2022 (Successor) and December 31, 2021 (Successor) and for the three months ended March 31, 2022 (Successor) and March 31, 2021 (Predecessor), and the related notes thereto

99.3	Unaudited pro forma condensed combined balance sheet of the Company and Edgecast as of March 31, 2022 and the unaudited pro forma condensed combined statements of operation of the Company and Edgecast for the three months ended March 31, 2022 and for the year ended December 31, 2021, and the related notes thereto

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2022	Edgio, Inc.

	By:	/s/ Richard Diegnan
Richard Diegnan
Chief Legal Officer & Secretary